EXHIBIT 99.1

 GEE Group Revenue Up 24% in Announced First Quarter Results

 GAAP Net Income $16.7 million; Diluted EPS $.14; Adjusted EBITDA $3.9 million

Jacksonville, Florida, February 14, 2022 /Accesswire / – GEE Group Inc. (NYSE American: JOB) (“the Company” or “GEE Group”), a provider of professional staffing services and solutions, today announced results for the fiscal first quarter ended December 31, 2021. The Company will hold an investor conference call/webcast on Wednesday, February 16, 2022 at 10 a.m. EST to discuss the first quarter results and the outlook for the remainder of the 2022 fiscal year. Instructions to pre-register and join the event are set forth below.

2022 First Quarter Highlights (all amounts are approximate)

•	Revenue for the fiscal 2022 first quarter was $42.8 million, up by $8.2 million and higher by 24.0% as compared to the first quarter of fiscal 2021 amount of $34.6 million. Contract staffing services contributed $36.7 million or 85.6% of revenue and direct placement services contributed $6.2 million or 14.4% of revenue. This compares to contract staffing services of $31.2 million or 90.2% of revenue and direct placement services of $3.4 million or 9.8% of revenue respectively for the same quarter of fiscal 2021.

•	Revenue from the combined professional contract and professional direct placement services, which is comprised of staffing and solutions in the information technology, engineering, healthcare, finance, accounting and office specialties for the fiscal 2022 first quarter was $38.8 million, up $9.3 million or 31.5% over the fiscal 2021 first quarter. This represents 90.5% of total revenue for the 2022 fiscal first quarter as compared to 85.2% of total revenue for the 2021 fiscal first quarter.

•	Gross profit for the 2022 fiscal first quarter was $15.6 million and increased by $3.0 million or 24.0% over the 2021 fiscal first quarter. Overall gross margin for the fiscal first quarter ended December 31, 2021 (including direct placement services) improved and was 36.4% as compared to 36.3% for the fiscal first quarter ended December 31, 2020.

•	Professional contract staffing services gross margin (excluding direct placement services) for the 2022 fiscal first quarter improved and was 27.0% as compared to 26.2% for the 2021 fiscal first quarter. Industrial contract services gross margin, not including the benefit of additional premium refunds in the form of policy dividends from of a ‘retrospectively-rated workers’ compensation insurance program for the 2022 fiscal first quarter was 14.8% as compared to 15.4% for the 2021 fiscal first quarter.

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•	Selling, general and administrative expenses (SG&A) increased by $2.9 million and was 28.8% as a percentage of revenue for the 2022 fiscal first quarter compared to 27.4% as a percentage of revenue for the 2021 fiscal first quarter. The increase in SG&A was primarily attributable to additional variable incentive compensation and other costs associated with the increase in revenue for the 2022 fiscal first quarter and accrued severance pay of $509,000.

•	GAAP loss from operations for the 2022 fiscal first quarter was $(27,000). GAAP loss from operations for the 2022 fiscal first quarter, before giving effect to a noncash goodwill impairment charge of $2.2 million and accrued severance pay of $509,000, would have been GAAP income from operations of $2.6 million. This compares to GAAP income from operations of $2.0 million for the comparable 2021 fiscal first quarter.

•	GAAP net income for the 2022 fiscal first quarter was $16.7 million or $0.14 per diluted share compared to a GAAP net loss of $(315,000) or $(0.02) per diluted share for the comparable 2021 fiscal first quarter. GAAP net income for the 2022 fiscal first quarter included gains on extinguishment of debt from PPP loan forgiveness of $16.7 million. GAAP net income, before giving effect to the PPP loan forgiveness gains of $16.7 million, the $2.15 million non-cash goodwill impairment charge, and the $509,000 severance charge, would have been $2.6 million, or $0.02 per diluted share.

•	Non-GAAP adjusted earnings before interest, taxes, depreciation, amortization, noncash stock and stock option expenses, acquisition, merger, integration and restructuring expenses and other gains and losses (adjusted EBITDA, a non-GAAP financial measure) for the 2022 fiscal first quarter ended December 31, 2021 was $3.9 million vs. $3.5 million for the comparable prior year fiscal first quarter (see non-GAAP adjusted EBITDA reconciliations to GAAP net income (net loss) attached to this press release).

•	GAAP balance sheet financial information as of December 31, 2021: cash of $12 million; net working capital of $20.6 million; current ratio of 2.5 to 1; and shareholders’ equity of $97.6 million; and net book value per common share of $0.86.

Investor Conference Call/Webcast

GEE Group will hold an investor conference call/webcast on Wednesday, February 16, 2022 at 10 a.m. EST to discuss the 2022 fiscal first quarter results and to provide an update on the Company’s business for the current quarter and outlook for the remainder of the 2022 fiscal year. The Company’s prepared remarks will be posted on its website www.geegroup.com prior to the call.

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The investor conference call will be webcast, and you should pre-register in advance for the event to view and/or listen via the internet by clicking on the link below to join the conference call/webcast from your laptop, tablet or mobile device. Audio will stream through your selected device, so be sure to have headphones or your volume turned up. Questions can be submitted via email after the prepared remarks are delivered with management responding real time. A full replay of the investor conference call/webcast will be available at the same link shortly after the conclusion of the live event.

The audience event link for the conference call/webcast is:

https://event.webcasts.com/starthere.jsp?ei=1529335&tp_key=c4f1e8eaed

A confirmatory email will be sent to each registrant to acknowledge a successful registration.

Management Comments

Derek Dewan, Chairman and Chief Executive Officer of GEE Group, commented, “The Company’s financial results for the fiscal 2022 first quarter were exceptionally strong. Aggregate revenue grew organically by 24% with direct hire placement revenue increasing by 82% as compared to the fiscal 2021 first quarter. GAAP operating cash flow of $2.2 million and non-GAAP adjusted EBITDA of $3.9 million for the 2022 fiscal first quarter demonstrates GEE Group’s ability to generate substantial liquidity and cash earnings from operations. The Company has bolstered its balance sheet and optimized its capital structure with working capital of over $20 million, zero debt and $97.6 million in shareholders’ equity. GEE Group has tremendous momentum and is well-positioned to continue to execute its organic and acquisition growth strategy”.

Mr. Dewan added, “As we enter 2022, GEE Group is equipped to meet the increasing demand for both direct hire and contract workers by using the Company’s network of bricks and mortar and virtual offices, flexible employee work arrangements and enhanced technology. The Company will continue to recruit and deploy the best talent to fulfill our customers’ needs. GEE Group has adapted well to the “new normal” which has emerged from the effects of the coronavirus pandemic which has changed the way our country works. Thus, we expect a continuing robust use of flexible, on-demand labor to satisfy the human resource needs of corporate America. This bodes well for the Company and the staffing industry as a whole.”

Additional Information to Consider in Conjunction with the Press Release

The aforementioned 2022 First Quarter Highlights should be read in conjunction with all of the financial and other information included in GEE Group’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Forms 8-K and 8-K/A, Registration Statements and Amendments on Forms S-1 and S-3, and Information Statements on Schedules 14A & 14C, filed with the SEC, the discussion of financial results in this press release, and the information included herein regarding the use of non-GAAP financial measures and the related schedules attached hereto which reconcile non-GAAP financial information to that prescribed by GAAP. These non-GAAP financial measures and metrics of financial results or financial performance are not a substitute for the measures provided by GAAP as further discussed below in this press release. Financial information provided in this press release may consist of estimates, projected or pro forma financial information and certain assumptions that are considered forward looking statements and are predictive in nature, depend on future events and the projected financial results may not be realized nor are they guarantees of future performance. See “Forward-Looking Statements” below which incorporates “Risk Factors” related to the COVID-19 pandemic and other potential items which may possibly have a negative effect on the Company’s business.

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Use of Non-GAAP Financial Measures

The Company discloses non-GAAP financial measures and management and the board of directors use non-GAAP financial measures internally as a supplement to GAAP financial information to evaluate operating performance, for financial planning purposes, to establish operational and budgetary goals, for compensation plans, to measure debt service capability, for capital expenditure planning and to determine working capital needs and believe that these are useful financial measures also used by investors. Non-GAAP adjusted EBITDA is defined as GAAP net income or net loss before interest, taxes, depreciation and amortization (EBITDA) adjusted for non-cash stock compensation expenses, acquisition, integration, restructuring and other non-recurring expenses, capital markets-related expenses, gain or loss on extinguishment of debt and noncash goodwill impairment charges. Non-GAAP EBITDA and non-GAAP adjusted EBITDA are not terms defined by GAAP and, as a result, the Company’s measure of non-GAAP EBITDA and non-GAAP adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flow that either excludes or includes amounts that are not normally excluded or included, as the case may be, in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP financial measures discussed above should be considered in addition to, and not as substitutes for, nor as being superior to net income or net loss as reported for GAAP on the Consolidated Statements of Income, cash and cash flows on the Consolidated Statements of Cash Flows or other measures of financial performance prepared in accordance with GAAP, and as reflected on the Company’s consolidated financial statements prepared in accordance with GAAP included in Form 10-K and Form 10-Q for their respective periods filed with the SEC. These non-GAAP financial measures are not a substitute for or presented in lieu of financial measures provided by GAAP and all measures and disclosures of financial information pursuant to GAAP as reflected in Form 10-K and Form 10-Q for the respective periods, which should be read to obtain a comprehensive and thorough understanding of the Company’s financial results. The reconciliations of non-GAAP EBITDA and non-GAAP adjusted EBITDA to GAAP operating income (loss) and/or GAAP net income (loss) referred to in the highlights or elsewhere in this press release are provided in the schedules that are a part of this press release.

Reconciliation of Non-GAAP Adjusted EBITDA to GAAP Net Income (Net Loss)

First Quarter Ended December 31,

(In thousands)

	2021	2020
Net income (net loss), GAAP	$16,668	$(315)
Interest expense, net	107	2,686
Taxes (benefit)	(29)	(395)
Depreciation expense	86	73
Amortization expense	1,014	1,044
Non-cash stock compensation	147	311
Acquisition, integration, restructuring & other	526	163
Gain from PPP loan forgiveness & other gains	(16,773)	(22)
Non-cash goodwill impairment charge	2,150	-
Non-GAAP adjusted EBITDA	$3,896	$3,545

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

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Forward-looking Statements Safe Harbor

In addition to historical information, this press release contains statements relating to possible future events and/or future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995 and are subject to the “safe harbor” created by those sections. The statements made in this press release that are not strictly historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain, or are prefaced by, words such as “will”, “may,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “pro forma”, “estimates,” “aims,” “believes,” “hopes,” “potential,” “intends,” “suggests,” “appears,” “seeks,” or variations of such words or similar words and expressions. Forward-looking statements are no t guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified. Consequently, as a result these and other factors, the Company’s actual results may differ materially from those expressed or implied by such forward-looking statements. The international pandemic, the “Novel Coronavirus” (“COVID”-19), has been detrimental to and continues to negatively impact and disrupt the Company’s business operations. The health outbreak has caused a significant negative effect on the global economy and employment, in general, including the lack of demand for the Company’s services which is exacerbated by government and client directed “quarantines”, “remote working”, “shut-downs” and “social distancing”. While incidences of COVID-19 have generally subsided since its initial outbreak, there continue to be signs of the virus, including emergence of variants of the original strain. Therefore, there is no assurance that conditions will continue to improve and could worsen and further negatively impact GEE Group. Certain other factors that might cause the Company’s actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business, damages the Company’s reputation or otherwise causes a material negative impact on GEE Group’s financial position ; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company’s competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company’s failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company’s failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company’s failure to attract, hire and retain quality recruiters, account managers and sales people; (xii) the Company’s failure to recruit qualified candidates to provide to clients as temporary workers under contract or for full-time hire; (xiii) the adverse impact of geopolitical events, government mandates, natural disasters or health crises, force majeure occurrences, global pandemics (such as “COVID-19” referred to above), or other harmful viral or non-viral rapidly spreading diseases; and such other factors as set forth under the heading “Forward-Looking Statements” in the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company’s other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact: GEE Group Inc.
Kim Thorpe
904.512.7504
invest@genp.com

SOURCE: GEE Group Inc.

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GEE GROUP INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

	December 31,	September 30,
	2021	2021
ASSETS
CURRENT ASSETS:
Cash	$12,127	$9,947
Accounts receivable, less allowances ($ and $, respectively)	21,231	23,070
Prepaid expenses and other current assets	860	668
Total current assets	34,218	33,685
Property and equipment, net	1,083	765
Goodwill	61,293	63,443
Other intangible assets, net	13,740	14,754
Right-of-use assets	3,598	3,920
Other long-term assets	1,001	1,022
TOTAL ASSETS	$114,933	$117,589
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$2,375	$2,257
Accrued compensation	4,905	6,413
PPP Loans current portion	-	16,741
Short-term portion of term loan, net of discount	-	-
Current operating lease liabilities	1,646	1,681
Other current liabilities	4,718	4,065
Total current liabilities	13,644	31,159
Deferred taxes	486	591
PPP Loans	-	-
Revolving credit facility	-	-
Term loan, net of discounts	-	-
Noncurrent operating lease liabilities	2,634	3,006
Other long-term liabilities	586	2,066
Total long-term liabilities	3,706	5,662

Commitments and contingencies

MEZZANINE EQUITY
Preferred stock; no par value; authorized - 20,000 shares -
Preferred series A stock; authorized -160 shares; issued and outstanding - none	-	-
Preferred series B stock; authorized - 5,950 shares; issued and outstanding - none	-	-
Preferred series C stock; authorized - 3,000 shares; issued and outstanding - none	-	-
Total mezzanine equity	-	-
SHAREHOLDERS' EQUITY
Common stock, no-par value; authorized - 200,000 shares; issued and outstanding -
114,100 shares at December 31, 2021 and 114,100 shares at September 30, 2021	-	-
Additional paid in capital	111,563	111,416
Accumulated deficit	(13,980)	(30,648)
Total shareholders' equity	97,583	80,768
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$114,933	$117,589

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GEE GROUP INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months Ended December 31,
	2021	2020
NET REVENUES:
Contract staffing services	$36,684	$31,248
Direct hire placement services	6,163	3,395
	42,847	34,643

Cost of contract services	27,265	22,063
GROSS PROFIT	15,582	12,580

Selling, general and administrative expenses	12,359	9,487
(including noncash stock-based compensation expense of $147 and $311, respectively)
Depreciation expense	86	73
Amortization of intangible assets	1,015	1,044
Goodwill impairment charge	2,150	-
INCOME (LOSS) FROM OPERATIONS	(27)	1,976
Change in acquisition deposit for working capital guarantee	-	-
Gain on extinguishment of debt	16,773	-
Interest expense	(107)	(2,686)
INCOME (LOSS) BEFORE INCOME TAX PROVISION	16,639	(710)
Provision for income tax	(29)	(395)
NET INCOME (LOSS)	$16,668	$(315)

BASIC INCOME (LOSS) PER SHARE	$0.15	$(0.02)
DILUTED INCOME (LOSS) PER SHARE	0.14	(0.02)
WEIGHTED AVERAGE NUMBER OF SHARES:
BASIC	114,100	17,667
DILUTED	115,542	17,667

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